Other non financial assets	12 Months Ended
Mar. 31, 2025
Other Non Financial Assets
Other non financial assets

24.	Other non financial assets

	March 31,
	2024	2025
Fair value adjustment - financial assets	1,481	976
Restricted asset	206,074	167,907
Total	207,555	168,883
Non-current	207,555	168,883
Total	207,555	168,883

Restricted asset include INR 167,907 (March 31, 2024: INR 204,993) in respect of mandatory pre-deposit required for service tax and income tax appeal proceedings in India, and INR Nil (March 31, 2024: INR 1,081) in respect of refund claim application with the service tax authorities. The service tax & income tax amount has been paid under protest and the Group strongly believes that it is not probable the demand will materialize.

Yatra Online, Inc.

Notes to the consolidated financial statements

(Amount in INR thousands, except per share data and number of shares)